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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549
                                               --------------------

                                                     FORM 8-K

                                                  CURRENT REPORT
                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934


                         Date of Report (Date of Earliest Event Reported) November 22, 2005

                                             NATIONAL R.V. HOLDINGS, INC.
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                                (Exact name of registrant as specified in its charter)

                   Delaware                                    001-12085                          33-0371079
------------------------------------------------    --------------------------------    -------------------------------
         (State or other jurisdiction                    (Commission File No.)                 (I.R.S. Employer
               of incorporation)                                                             Identification No.)

                                               3411 N. PERRIS BOULEVARD
                                               PERRIS, CALIFORNIA 92571
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                                (Address of principal executive offices and zip code)

                        Registrant's telephone number, including area code: (951) 943-6007
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On November 22, 2005, National R.V. Holdings, Inc. (the "Company") announced that it had received a letter from two investors proposing to acquire the Company. The Company further stated that its board of directors will be reviewing the letter in accordance with its fiduciary obligations. Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of the Company confirming the receipt of such letter.


Item 9.01(c).  Financial Statements and Exhibits

99.1     Press Release of National R.V. Holdings, Inc. dated November 22, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Date:  November 22, 2005


                             By:      /s/THOMAS J. MARTINI
                                       Thomas J. Martini
                                       Chief Financial Officer